Exhibit 99.1

Investors

Trey Huffman

404-748-6219

678-571-1367 (mobile)

huffmanal@elnk.com

Media

Bert Kelly

678-891-0317

404-372-5073 (mobile)

bert.kelly@elnk.com

EARTHLINK ANNOUNCES SALE OF SELECT IT SERVICES ASSETS TO SYNOPTEK

ATLANTA — (February 1, 2016) – EarthLink (EarthLink Holdings Corp., NASDAQ:ELNK), a leading network services provider dedicated to delivering great customer experiences, today announced that it has sold select assets associated with its Information Technology (IT) service offering to Synoptek, a worldwide IT managed services and support organization. The transaction aligns EarthLink’s IT services customers with a trusted partner that is best positioned to serve them and it advances EarthLink’s strategy to focus on its business units with greater scale. The transaction provides Synoptek with additional scale and geographic diversity to further enhance the company’s position as a leading IT services provider.

“We are excited to announce this transaction with a company that has a proven track record of success in the IT services space,” said Joe Eazor, Chief Executive Officer and President of EarthLink. “This transaction also strengthens our balance sheet, simplifies our operations and provides us more flexibility to invest in new capabilities and services to drive growth in our core business.”

The transaction impacts approximately 1,700 customers that are serviced through data centers and office locations in the continental US and Canada. EarthLink will continue its core business of providing a differentiated suite of both managed and network services to business customers, including enhanced core data and voice services and carrier grade transport solutions.

“We are enthusiastic about acquiring the EarthLink IT services assets,” said Tim Britt, CEO for Synoptek. “This acquisition helps us continue our mission to become the best independent IT managed services company in the market and supplements our ability to provide IT leadership to our customers. EarthLink’s product management and IT services offerings we’re acquiring will streamline and simplify IT for our customers. This new coverage enables us to offer high caliber enterprise IT management services, IT outsourcing, and cloud services throughout the US and Europe. This acquisition expands our presence in the eastern US and complements our national data center infrastructure. When EarthLink acquired CenterBeam, one of the first IT managed services businesses in the US, it set the pace for our industry. EarthLink has a rich heritage in providing unparalleled service to its customers. We look forward to bringing that history and heritage into the Synoptek fold.”

Proceeds from the transaction are approximately $29 million, subject to post-closing contingencies. The divested IT services assets generate approximately $37 million in annualized run-rate revenue.

Bank Street served as EarthLink’s exclusive financial advisor and Troutman Sanders as legal advisor in connection with this transaction.

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About EarthLink

EarthLink (EarthLink Holdings Corp., NASDAQ: ELNK) is a leading network services provider dedicated to delivering great customer experiences in a cloud connected world. We help thousands of multi-location businesses securely establish critical connections in the cloud. Our solutions for cloud and hybrid networking, security and compliance, and unified communications provide the cost-effective performance and agility to serve customers anytime, anywhere, via any channel, or any device. We operate a nationwide network spanning 29,000+ fiber route miles, with 90 metro fiber rings and secure data centers that provide ubiquitous data and voice IP coverage. To learn why thousands of specialty retailers, restaurants, franchisors, financial institutions, healthcare providers, professional service firms, local governments, residential consumers and other carriers choose to connect with us, visit us at www.earthlink.com, @earthlink, on LinkedIn and Google+.

About Synoptek

Synoptek offers IT consulting, managed services, cloud services, and on-premise IT management as well as 24×7 end user support. With over 215 employees and more than 400 active customers in the United States and abroad, Synoptek provides comprehensive information technology management services and support. Synoptek leverages ITIL service management processes, customer-focused IT architecture, and operational excellence to deliver uninterrupted services demanded by today’s market. Over the past four years, Synoptek has been consistently recognized for thought leadership and growth as confirmed by industry awards and recognition including a #15 ranking in MSP Mentor’s “World’s Top Managed Services Providers, 2015, and a #2 MSP ranking in the state of California.” www.synoptek.com

Cautionary Information Regarding Forward-Looking Statements

This press release includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that failure to achieve operating efficiencies would adversely affect our results of operations and cash flows; (4) that we may have to undertake further restructuring plans that would require additional charges; (5) that is we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations(7) that we may be unable to successfully make or integrate acquisitions, which could adversely affect our results of operations; (8) that we face significant competition in the communications and managed network services industry that could reduce our profitability; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (13) that we may experience reductions in switched access and reciprocal compensation revenue; (14) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (15) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (16) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (17) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (18) our consumer business is dependent on the availability of third-party network service providers; (19) that we face significant competition in the Internet access industry that could reduce our profitability; (20) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (21) that potential regulation of Internet service providers could adversely affect our operations; (22) that cyber security breaches could harm our business; (23) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (24) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (25) that our business depends on effective business support systems and processes; (26) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that we may not be able to protect our intellectual property; (29) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (30) that unfavorable general economic conditions could harm our business; (31) that government regulations could adversely affect our business or force us to change our business practices; (32) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (33) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (34) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (36) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (37) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that we may reduce, or cease payment of, quarterly cash dividends; (39) that our stock price may be volatile; (40) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (41) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2014.